UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 28, 2014

Alliant Techsystems Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-10582	41-1672694
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1300 Wilson Boulevard, Suite 400 Arlington, Virginia	22209-2307
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (703) 412-5960

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS

On April 28, 2014, Alliant Techsystems Inc., a Delaware corporation (“ATK”), entered into a Transaction Agreement (the “Transaction  Agreement”) with Vista SpinCo Inc., a Delaware corporation and a wholly owned subsidiary of ATK (“Sporting”), Vista Merger Sub Inc., a Delaware corporation and a wholly owned subsidiary of ATK (“Merger Sub”) and Orbital Sciences Corporation, a Delaware corporation (“Orbital”), providing for the spin-off of ATK’s Sporting Group business to ATK’s stockholders (the “Spin-Off”), which will be immediately followed by the merger of Merger Sub with and into Orbital (the “Merger”), with Orbital surviving the Merger as a wholly owned subsidiary of ATK. Under the terms of the Transaction Agreement, ATK will distribute all the shares of common stock of Sporting, which will hold ATK’s Sporting Group business, to its stockholders on a pro rata basis and each share of Orbital common stock issued and outstanding immediately prior to the closing of the Merger will be converted into the right to receive 0.449 shares of ATK common stock. At the closing of the Merger, ATK stockholders will own approximately 53.8% of the combined company on a fully diluted basis and 100% of Sporting, and Orbital stockholders will own the remaining approximately 46.2% of the combined company on a fully diluted basis. The Transaction Agreement was unanimously approved by the board of directors of ATK.  A copy of the press release issued by ATK announcing the transaction is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.  The terms of the Transaction Agreement, including the conditions thereto, will be described in a subsequent filing on Form 8-K.

In connection with the transaction, ATK intends, at the time such notes become redeemable at ATK’s option, to issue a notice of redemption with respect to its 3.00% Convertible Senior Subordinated Notes due 2024 (the “2024 Notes”) in accordance with the redemption provisions of the indenture governing the 2024 Notes.  ATK has agreed to settle any 2024 Notes that are converted (whether prior to or following ATK’s notice of redemption) entirely in cash.  In connection with the transaction, ATK also intends to refinance its 6.875% Senior Subordinated Notes due 2020.

In addition, on April 29, 2014, ATK engaged in various communications with employees, investors and other persons concerning the proposed transactions.  Copies of those communications are filed as exhibits to this report.

* * * * *
Cautionary Statement Regarding Forward-Looking Statements

Certain statements in this communication regarding the proposed “Morris Trust” transaction between ATK and Orbital, pursuant to which Sporting will be distributed to ATK’s stockholders and Orbital will merge with a subsidiary of ATK with Orbital surviving the merger as a wholly-owned subsidiary of ATK (the “Transaction”), the expected timetable for completing the Transaction, benefits and synergies of the Transaction and the expected tax treatment for the Transaction, future opportunities for Sporting and the combined company and products and any other statements regarding Sporting’s, ATK’S and Orbital’s future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts are “forward-looking” statements made within the meaning of Section 21E of the Securities Exchange Act of 1934. These statements are often, but not always, made through the use of words or phrases such as “may,” “will,” “expected,” “intend,” “estimate,” “anticipate,” “believe,” “project,” or “continue,” and similar expressions. All such forward-looking statements involve estimates and assumptions that are subject to risks, uncertainties and other factors that could cause actual results to differ materially from the results expressed in the statements. Among the key factors that could cause actual results to differ materially from those projected in the forward-looking statements are the following: the parties’ ability to consummate the Transaction; the conditions to the completion of the Transaction, including the receipt of approval of both ATK’s stockholders and Orbital’s stockholders; the regulatory approvals required for the Transaction not being obtained on the terms expected or on the anticipated schedule; the parties’ ability to meet expectations regarding the timing, completion and accounting and tax treatments of the Transaction; the possibility that the parties may be unable to achieve expected synergies and operating efficiencies in connection with the Transaction within the expected time-frames or at all and to successfully integrate Orbital’s operations with those of the ATK Aerospace & Defense; the integration of Orbital’s operations with those of ATK Aerospace & Defense being more difficult, time-consuming or costly than expected; operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers) being greater than expected following the Transaction; the retention of certain key employees being difficult; Sporting’s ability to operate successfully as a standalone business; Sporting’s, ATK’s and Orbital’s ability to adapt its services to changes in technology or the marketplace; Sporting’s, ATK’s and Orbital’s ability to maintain and grow its relationship with its customers; reductions or changes in NASA or U.S. Government military spending, timing of payments and budgetary policies, including impacts of sequestration under the Budget Control Act of 2011, and sourcing strategies; intense competition; increases in costs, which the business may not be able to react to due to the nature of U.S. Government contracts; changes in cost and revenue estimates and/or timing of programs; the potential termination of U.S. Government contracts and the potential inability to recover termination costs; reduction or change in demand for commercial ammunition, firearms or accessories, including the risk that placed orders exceed actual customer requirements; risks associated with expansion into commercial markets; actual pension and other postretirement plan asset returns and assumptions regarding future returns, discount rates, service costs, mortality rates, and health care cost trend rates; greater risk associated with international business, including foreign currency exchange rates and fluctuations in those rates; other risks associated with U.S. Government contracts that might expose Sporting, ATK or Orbital to adverse consequences; costs of servicing debt, including cash requirements and interest rate fluctuations; security threats, including cybersecurity and other industrial and physical security threats, and other disruptions; supply, availability, and costs of raw materials and components, including commodity price fluctuations; government laws and other rules and regulations applicable to Sporting, ATK and Orbital, such as procurement and import-export control, and federal and state firearms and ammunition regulations; the novation of U.S. Government contracts; performance of subcontractors; development of key technologies and retention of a qualified workforce; fires or explosions at any of Sporting’s, ATK’s or Orbital’s facilities; environmental laws that govern past practices and rules and regulations, noncompliance with which may expose Sporting, ATK or Orbital to adverse consequences; impacts of financial market disruptions or volatility to customers and vendors; results of acquisitions or other transactions, including the ability to successfully integrate acquired businesses and realize anticipated synergies, cost savings and other benefits, and costs incurred for pursuits and proposed acquisitions that have not yet or may not close; unanticipated changes in the tax provision or exposure to additional tax liabilities; and the costs and ultimate outcome of litigation matters and other legal proceedings. Additional information concerning these and other factors can be found in ATK and Orbital’s filings with the Securities and Exchange Commission (the “SEC”), including ATK and Orbital’s most recent Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.  ATK and Orbital assume no obligation to update or revise publicly the information in this communication, whether as a result of new information, future events or otherwise, except as otherwise required by law.  Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

Additional Information and Where to Find It

In connection with the proposed “Morris Trust” transaction between ATK and Orbital, pursuant to which Sporting will be distributed to ATK’s stockholders and Orbital will merge with a subsidiary of ATK, with Orbital surviving the merger as a wholly-owned subsidiary of ATK, ATK and Orbital intend to file relevant materials with the Securities and Exchange Commission (the “SEC”), including an ATK registration statement on Form S-4 that will include a joint proxy statement of ATK and Orbital that also constitutes a prospectus of ATK.  In addition, Sporting, a subsidiary of ATK, intends to file a registration statement on Form 10 or S-1 that will constitute a prospectus of Sporting. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT AND REGISTRATION STATEMENTS/PROSPECTUSES AND ANY OTHER RELEVANT DOCUMENTS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ATK, ORBITAL, SPORTING AND THE PROPOSED TRANSACTION.  The joint proxy statement and registration statements/prospectuses and other documents relating to the proposed transaction (when they are available) can be obtained free of charge from the SEC’s website at www.sec.gov.  These documents (when they are available) can also be obtained free of charge from ATK upon written request to ATK by emailing investor.relations@atk.com or by calling Michael Pici at 703-412-3216 or from Orbital upon written request to Orbital at investor.relations@orbital.com or by calling Barron Beneski at 703-406-5528.

Participants in Solicitation

This communication is not a solicitation of a proxy from any investor or securityholder.  However, ATK, Orbital and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction under the rules of the SEC.  Information regarding ATK directors and executive officers may be found in its Annual Report for the year ended March 31, 2013 on Form 10-K filed with the SEC on May 23, 2013 and the definitive proxy statement relating to its 2013 Annual Meeting of Stockholders filed with the SEC on June 14, 2013.  Information regarding Orbital’s directors and executive officers may be found in its Annual Report for the year ended December 31, 2013 on Form 10-K filed with the SEC on February 25, 2014 and the definitive proxy statement relating to its 2014 Annual Meeting of Stockholders filed with the SEC on March 11, 2014.  These documents can be obtained free of charge from the sources indicated above.  Additional information regarding the interests of these participants will also be included in the joint proxy statement/prospectus when it becomes available.

Non-Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.  No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d)	The following items are filed as exhibits to this report:

99.1	Press Release, dated April 29, 2014.
99.2	CEO Letter to Employees.
99.3	CEO Video Transcript.
99.4	Letter to Aerospace Group Employees.
99.5	Letter to Defense Group Employees.
99.6	Letter to Sporting Group Employees.
99.7	Employee Q & A.
99.8	Merger Investor Presentation.
99.9	Sporting Spin-Off Presentation Slides.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIANT TECHSYSTEMS INC.

By:	/s/ Scott D. Chaplin
	Name:	Scott D. Chaplin
	Title:	Senior Vice President, General Counsel
and Secretary

Date: April 29, 2014

EXHIBIT INDEX

99.1	Press Release, dated April 29, 2014.
99.2	CEO Letter to Employees.
99.3	CEO Video Transcript.
99.4	Letter to Aerospace Group Employees.
99.5	Letter to Defense Group Employees.
99.6	Letter to Sporting Group Employees.
99.7	Employee Q & A.
99.8	Merger Investor Presentation.
99.9	Sporting Spin-Off Presentation Slides.